                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                          AMENDMENT TO CREDIT AGREEMENT

         AMENDMENT dated as of March 25, 1999 to the Revolving Credit Agreement dated as of December 10, 1997 and amended as of December 8, 1998 (as heretofore amended, the "EXISTING CREDIT AGREEMENT") among TRW Inc., an Ohio corporation (the "COMPANY"), and the BANKS party thereto (the "BANKS").

                              W I T N E S S E T H :

         WHEREAS, the parties hereto are parties to the Existing Credit
Agreement;

         WHEREAS, the Company has entered into a $7,400,000,000 Amended and Restated Credit Agreement dated as of January 27, 1999 and amended and restated as of February 26, 1999 among the Company, the eligible subsidiaries referred to therein, the lenders party thereto, Bank of America National Trust and Savings Association, Citibank, N.A. and Barclays Bank PLC, as co-syndication Agents and Morgan Guaranty Trust Company of New York, as administrative agent (as in effect on the date hereof, the "ACQUISITION CREDIT AGREEMENT"); and

         WHEREAS, the parties hereto wish to amend the Existing Credit Agreement so that (i) the covenants and the events of default applicable thereunder shall be the same as the covenants and the events of default applicable under the Acquisition Credit Agreement, (ii) the interest rate margin applicable to any loans of any type outstanding under the Existing Credit Agreement shall be the same as the interest rate margin applicable to loans of such type under the Acquisition Credit Agreement, (iii) the commitment fee rate payable under the Existing Credit Agreement shall be the same as the commitment fee rate payable under the Acquisition Credit Agreement and (iv) the Revolving Period Termination Date is extended from December 6, 1999 to January 26, 2000;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Existing Credit Agreement has the meaning assigned to such term in the Existing Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Existing Credit Agreement shall, after this Amendment becomes effective in accordance with Section 9, refer to the Existing Credit Agreement as amended hereby.

         SECTION 2. Addition of Definition of Acquisition Credit Agreement. (a) A new definition of "ACQUISITION CREDIT AGREEMENT" is added in alphabetical order to Section 13 of the Existing Credit Agreement, to read in its entirety as follows:

         "ACQUISITION CREDIT AGREEMENT" means the $7,400,000,000 Amended and Restated Credit Agreement dated as of January 27, 1999 and amended and restated as of February 26, 1999 among the Company, the eligible subsidiaries referred to therein, the lenders party thereto, Bank of America National Trust and Savings Association, Citibank, N.A. and Barclays Bank PLC, as co-syndication Agents and Morgan Guaranty Trust Company of New York, as administrative agent, as amended, waived or modified from time to time; provided that for purposes of the incorporation by reference into this Agreement of any provision of the Acquisition Credit Agreement, no amendment, waiver or modification of any provision of the Acquisition Credit Agreement shall be effective unless consented to in writing by the Majority Banks.

         (b) The following paragraph is added at the end of Section 13 of the Existing Credit Agreement:

         "Certain provisions herein are incorporated by reference from or defined with reference to the Acquisition Credit Agreement (the "INCORPORATED PROVISIONS") solely for the convenience of the parties hereto in documenting this Agreement and the transactions referred to herein. If this Agreement remains in effect after the date (the "ACQUISITION PAYOUT DATE") on which the commitments under the Acquisition Credit Agreement have been terminated and the loans thereunder have been paid in full, then subject to the provisos that follow the Incorporated Provisions shall continue to be incorporated herein by reference as such provisions were in effect on the Acquisition Payout Date; provided that (i) on and after the first date on which Minimum Short-Term Debt Ratings (as defined in the Pricing Schedule) are in effect, other than for purposes of the incorporation of Section 6.01(b) of the Acquisition Credit Agreement, the Reset Date shall be deemed to have occurred and (ii) for purposes of incorporation by reference of Section 6.01(b) of the Acquisition Credit Agreement, the Reset Date will be deemed to have occurred on the first date the Minimum Long-Term Debt Ratings are in effect (and subject to any further amendment, waiver or other modification thereof consented to in writing by the Majority Banks hereunder). For purposes hereof, "Minimum Long-Term Debt Ratings" are in effect on any day on which the Company's long-term unsecured debt is rated at least BBB+ by S&P (as defined in the Pricing Schedule) and Baa1 by Moody's (as defined in the Pricing Schedule)."

         SECTION 3. Incorporation By Reference of Covenants Contained in the Acquisition Credit Agreement. (a) Section 9.1 of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

         "9.1 Incorporation By Reference of Covenants Contained in the Acquisition Credit Agreement. Sections 5.01, 5.02 and 5.04 through 5.08, inclusive, of the Acquisition Credit Agreement are hereby incorporated herein by reference. Defined terms used in Sections 5.01, 5.02 and 5.04 through 5.08, inclusive, of the Acquisition Credit Agreement have the meanings assigned to such terms in the Acquisition Credit Agreement, except that for purposes of this
Section 9.1 (i) the terms "Lenders" and "Administrative Agent" means the Banks and (ii) the terms "Event of Default" and "Unmatured Event of Default" shall mean an Event of Default and Unmatured Event of Default, respectively, under this Agreement."

         (b) Sections 9.2 through 9.5, inclusive, of the Existing Credit Agreement are hereby deleted in their entirety.

         (c) The definitions of "Compliance Certificate", "Consolidated Funded Debt, "Consolidated Net Tangible Assets", "Consolidated Net Worth", "Debt", "Domestic Subsidiary", "Exempted Indebtedness", "Funded Debt", "lien or mortgage", "Principal Property", "Sale and Leaseback Transaction" and "Wholly Owned Domestic Subsidiary" set forth in Section 13 of the Existing Credit Agreement are hereby deleted in their entirety.

         SECTION 4. Incorporation By Reference of Events of Default Contained in the Acquisition Credit Agreement. (a) Sections 11.1.2 of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

         "11.1.2 Incorporation By Reference of Events of Default Contained in the Acquisition Credit Agreement. Sections 6.01(b) through 6.01(d), inclusive, and Sections 6.01(f) through 6.01(i), inclusive, of the Acquisition Credit Agreement are hereby incorporated herein by reference. Defined terms used in Sections 6.01(b) through 6.01(d), inclusive, and Sections 6.01(f) through 6.01(i), inclusive, of the Acquisition Credit Agreement have the meanings assigned to such terms in the Acquisition Credit Agreement, except that for purposes of this Section 11.1.2, the term (i) "Commitments" means the Commitments under this Agreement, (ii) "Loans" means the Loans under this Agreement, and (iii) "Other Debt" means Debt (as defined in the Acquisition Credit Agreement) of the Company (other than the Loans under this Agreement ) in an aggregate principal amount in excess of $100,000,000."

         (b) Sections 11.1.2 through 11.1.4, inclusive, and Section 11.1.6 of the Existing Credit Agreement are hereby deleted in their entirety.

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

         (c) Section 11.1.5 of the Existing Credit Agreement is redesignated as
Section 11.1.3, and the following new Section 11.1.4 is added to the Existing Credit Agreement immediately after Section 11.1.3 thereof:

         "11.1.4. Guaranty Unenforceable. The Guaranty of the Company set forth in Section 12 shall cease at any time to be in full force and effect, or any party hereto (other than a Bank) shall so assert in writing."

         (d) Sections 11.2 of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

         "11.2 Effect of Event of Default. If any Event of Default described in
Section 11.1.2 and constituting an "Event of Default" under Section 6.01(c) of the Acquisition Credit Agreement (a "BANKRUPTCY DEFAULT") shall occur, the Commitments (if they have not theretofore terminated) shall immediately terminate and all Loans and Notes shall automatically become immediately due and payable, all without notice of any kind; and, in the case of any other Event of Default, the Majority Banks may declare the Commitments (if they have not theretofore terminated) to be terminated and the Outstanding Majority Banks may declare that all Loans and Notes shall become immediately due and payable. The Majority Banks and the Outstanding Majority Banks shall promptly advise the Company in writing of any such declaration. Following the declaration that all Loans and Notes are immediately due and payable, all payments made by the Company on account of the Loans and Notes shall be made to the Administrator, which shall distribute such payments on a pro rata basis (in relation to the amounts of outstanding Loans) to Banks with outstanding Loans. Following such declaration, if any Bank receives a payment that is not on a pro rata basis, such Bank will remit to the Administrator any amount in excess of its pro rata portion. Upon receipt of any such remittance, the Administrator will distribute such amount to the Banks with outstanding Loans in order that all distributions will be pro rata. The effect as an Event of Default of any event described in
Section 11.1.1 or a Bankruptcy Default may be waived only by the written concurrence of the holders of 100% of the aggregate unpaid principal amount of the Notes and the Majority Banks, and the effect as an Event of Default of any other event described in this Section 11 may be waived by the written concurrence of the Majority Banks and the Outstanding Majority Banks."

         SECTION 5. Changes in Pricing. (a) Clause (a) of Section 3.1 is hereby amended to read in its entirety as follows:

         "(a) At all times while such Loan is a Base Rate Loan, at a rate per annum equal to the Base Rate from time to time in effect, plus for any day the Applicable Margin on such day;"

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


         (b) The definitions of "Applicable Commitment Fee" and "Applicable Margin" set forth in Section 13 of the Existing Credit Agreement are hereby amended to read in their entirety as follows:

         "APPLICABLE COMMITMENT FEE" has the meaning set forth in the Pricing Schedule.

         "APPLICABLE MARGIN" has the meaning set forth in the Pricing Schedule.

          (c) A new definition of "Pricing Schedule" is added in alphabetical order to Section 13 of the Existing Credit Agreement, to read in its entirety as follows:

         "PRICING SCHEDULE" means the Schedule attached hereto denominated as such.

         (d) A Pricing Schedule is hereby added to the Existing Credit Agreement, to read in its entirety as set forth on the Pricing Schedule attached hereto.

         SECTION 6. Extension of Revolving Period Termination Date. The definition of "Revolving Period Termination Date" set forth in Section 13 of the Existing Credit Agreement is amended by changing the date therein from "December 6, 1999" to "January 26, 2000".

         SECTION 7. Other Terms and Conditions. Unless amended hereby, all other terms and conditions of the Existing Agreement shall remain in full force and effect without change.

         SECTION 8. Governing Law. This Amendment and each Note issued pursuant hereto shall be a contract made under and governed by the internal laws of the State of Ohio. Wherever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment. All obligations of the Company and rights of the Banks and any other holders of the Notes expressed herein or in the Notes shall be in addition to and not in limitation of those provided by applicable law.

         SECTION 9. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. When counterparts executed by all the parties hereto shall have been lodged with the Company (or, in the case of any party as to which an executed counterpart shall not have been so lodged, the Company shall have received telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party), this Amendment shall become effective as of January 27, 1999.

         SECTION 10. Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

         Delivered at Cleveland, Ohio, as of the day and year first above written.

                                       TRW INC.



                                       By: /s/ Ronald P. Vargo
                                          --------------------------------------
                                          Title: Vice President & Treasurer


                                            BANK OF AMERICA NT & SA



                                       By: /s/ Lynn W. Stetson
                                          --------------------------------------
                                          Title: Managing Director



                                            BARCLAYS BANK PLC



                                       By:  /s/ Keith Mackie
                                          --------------------------------------
                                          Title: Director



                                            THE CHASE MANHATTAN BANK



                                       By:  /s/ Andris G. Kalnins
                                          --------------------------------------
                                          Title: Vice President

                                       CITIBANK, N.A.



                                       By: /s/ Robert D. Wetrus
                                          --------------------------------------
                                          Title: Vice President



                                       MORGAN GUARANTY TRUST
                                       COMPANY OF NEW YORK



                                       By: /s/ Christopher C. Kunhardt
                                          --------------------------------------
                                          Title: Vice President



                                       NATIONAL CITY BANK



                                       By:  /s/ Davis R. Bonner
                                          --------------------------------------
                                          Title: Senior Vice President



                                       NBD BANK



                                       By: /s/ Glenn A. Currin
                                          --------------------------------------
                                          Title:  Vice President

                                       BANQUE NATIONALE DE PARIS


                                       By: /s/ Arnaud Collin du Bocage
                                          --------------------------------------
                                          Title: Executive Vice President
                                                  and General Manager


                                       DRESDNER BANK AG, NEW YORK
                                       AND GRAND CAYMAN BRANCHES


                                       By: /s/ Deborah Slusarczyk
                                          --------------------------------------
                                          Title:  Vice President


                                       By: /s/ Ken Hamilton
                                          --------------------------------------
                                          Title:  Senior Vice President


                                       KEYBANK NATIONAL ASSOCIATION



                                       By: /s/ Marianne T. Meil
                                          --------------------------------------
                                          Title: Vice President



                                       ROYAL BANK OF CANADA



                                       By: /s/ Charles S. Romano, Jr.
                                          --------------------------------------
                                          Title: Manager

                                       MELLON BANK, N.A.



                                       By: /s/ Richard J. Schaich
                                          --------------------------------------
                                          Title: Assistant Vice President



                                       ISTITUTO BANCARIO SAN PAOLO DI
                                       TORINO ISTITUTO MOBILARE
                                       ITALIANO S.P.A



                                       By: /s/ Carlo Persico
                                          --------------------------------------
                                          Title: DGM



                                       By: /s/ Luca Sacchi
                                          --------------------------------------
                                          Title: Vice President


                                       DEUTSCHE BANK AG, NEW YORK
                                       BRANCH AND/OR CAYMAN
                                       ISLANDS BRANCH



                                       By:  /s/ Stephan A. Wiedemann
                                          --------------------------------------
                                          Title: Director



                                       By:  /s/ Alexander Karow
                                          --------------------------------------
                                          Title: Associate

                                PRICING SCHEDULE


         "APPLICABLE COMMITMENT FEE" means, for any day, the rate per annum (expressed in basis points) set forth below in the column corresponding to the Pricing Level that applies on such day:

-----------------------     -------       --------       ---------       --------      -------     --------
    PRICING LEVEL           LEVEL I       LEVEL II       LEVEL III       LEVEL IV      LEVEL V     LEVEL VI
Applicable                   7.0          8.0           10.0           12.5            17.5        30.0
Commitment Fee

          "APPLICABLE MARGIN" means, for any day, with respect to any Loan, the rate per annum (expressed in basis points) set forth below in the column corresponding to such type of Loan and the Pricing Level that applies on such day:

-----------------------                    -------       --------       ---------       --------      -------     --------
    PRICING LEVEL                          LEVEL I       LEVEL II       LEVEL III       LEVEL IV      LEVEL V     LEVEL VI
Applicable Margin for
Eurocurrency Loans

    Usage less than 1/4                     40.0           50.0           62.5            75.0         100.0       125.0

    Usage greater than or equal to 1/4      50.0           60.0           75.0            87.5         125.0       175.0

Applicable Margin for
Domestic CD Loans

    Usage less than 1/4                     52.5           62.5           75              87.5         112.5       137.5

    Usage greater than or equal to 1/4      62.5           72.5           87.5            100          137.5       187.5

Applicable Margin for
Base Rate Loans

    Usage less than 1/4                      0              0              0                0          100         100

    Usage greater than or equal to 1/4       0              0              0                0          100         100

         For purposes of this Schedule, the following terms have the following meanings, subject to the last paragraph of this Pricing Schedule:

         "MOODY'S" means Moody's Investors Service, Inc.

         "LEVEL I PRICING" applies on any day on which (i) the Company's long-term debt is rated A or higher by S&P and no lower than A3 by Moody's or A2 or higher by Moody's and no lower than A- by S&P and (ii) Minimum Short-Term

Debt Ratings are in effect; provided that Level I Pricing shall not apply on any day prior to the Step Down Date.

         "LEVEL II PRICING" applies on any day on which (i)(x) the Company's long-term debt is rated A- or higher by S&P and no lower than Baa1 by Moody's or A3 or higher by Moody's and no lower than BBB+ by S&P and (y) Minimum Short-Term Debt Ratings are in effect and (ii) Level I Pricing does not apply; provided that Level II Pricing shall not apply on any day prior to the Step Down Date.

         "LEVEL III PRICING" applies on any day on which (i)(x) the Company's long-term debt is rated BBB+ or higher by S&P and Baa1 or higher by Moody's and
(y) Minimum Short-Term Debt Ratings are in effect and (ii) neither Level I Pricing nor Level II Pricing applies; provided that Level III Pricing shall not apply on any day prior to the Step Down Date.

         "LEVEL IV PRICING" applies on any day on which (i)(x) the Company's long-term debt is rated BBB or higher by S&P and Baa2 or higher by Moody's and
(y) Minimum Short-Term Debt Ratings are in effect and (ii) none of Level I Pricing, Level II Pricing and Level III Pricing applies.

         "LEVEL V PRICING" applies on any day on which (i) the Company's long-term debt is rated BBB- or higher by S&P and Baa3 or higher by Moody's and
(ii) none of Level I Pricing, Level II Pricing, Level III Pricing and Level IV Pricing applies.

         "LEVEL VI PRICING" applies on any day if no other Pricing Level applies on such day.

         "MINIMUM SHORT-TERM DEBT RATINGS" are in effect on any day on which the Company's short-term debt is rated A-2 or higher by S&P and P-2 or higher by Moody's.

         "PRICING LEVEL" refers to the determination of which of Level I, Level II, Level III, Level IV, Level V or Level VI Pricing applies on any day.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

         "STEP DOWN DATE" means the first date on which the aggregate amount of the "Commitments" under the Acquisition Credit Agreement has been reduced by an amount equal to at least 25% of the aggregate amount of the "Commitments" on February 26, 1999 thereunder.

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


         "USAGE" means at any day a fraction (i) the numerator of which is the aggregate outstanding principal amount of the Loans at such date, after giving effect to any borrowing or payment on such date, and (ii) the denominator of which is the aggregate amount of the Commitments at such date, after giving effect to any reduction of the Commitments on such date. For purposes of this Pricing Schedule, if for any reason any Loans remain outstanding after termination of the Commitments, the Usage for each day on or after the day of such termination shall be deemed to be greater than 1/4.

         The credit ratings with respect to long-term debt to be utilized for purposes of this Pricing Schedule are those assigned to the senior unsecured long-term debt securities of the Company without third-party credit enhancement, and any rating assigned to any other long-term debt security of the Company shall be disregarded for such purpose. The credit ratings with respect to short-term debt to be utilized for purposes of determining whether Minimum Short-Term Debt Ratings are in effect on any day are those assigned to the commercial paper issued by the Company, and any rating assigned to any other short-term debt security of the Company shall be disregarded for such purpose. The ratings in effect for any day are those in effect at the close of business on such day.

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